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                              CENTER BANCORP, INC.

                            1999 STOCK INCENTIVE PLAN


         SECTION 1.  General Purpose of Plan.
                     -----------------------

         The name of this plan is the Center Bancorp, Inc. 1999 Stock Incentive Plan (the "Plan"). The purpose of the Plan is to enable Center Bancorp, Inc. (the "Company") and other members of the Group (as defined below) to retain and attract executives and other key employees who contribute to the success of the Company and the Group by their ability and industry, and to enable such individuals to participate in the long-term success and growth of the Company by giving them a proprietary interest in the Company.

         SECTION 2.  Definitions.
                     -----------

         As used in this Plan the following terms have the meanings stated. The singular includes the plural, and the masculine gender includes the feminine and neuter genders, and vice versa, as the context requires. The word "person" includes any natural person and any corporation, firm, partnership or other form of association.

         (a) "Award Date" means the date on which an Incentive is awarded as specified by the Committee.

         (b) "Board" means the Board of Directors of the Company.

         (c) "Code" means the Internal Revenue Code of 1986, as it may be amended from time to time.

         (d) "Committee" means a committee of two or more members of the Board, to which the Board has delegated the authority to administer the Plan under
Section 3.

         (e) "Common Stock" means the common stock, no par value, of the Company.

         (f) "Company" means Center Bancorp, Inc. and any successor thereto.

         (g) "Disability" means a permanent and total disability as defined in
Section 22 of the Code.

         (h) "Fair Market Value" has the meaning stated in Section 8.12.

         (i) "Group" means the Company, each parent corporation to the Company, and each of the Company's subsidiaries, as these terms are defined in Sections 424(e) and 424(f) of the Code.

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         (j) "Incentive Stock Option" means a stock option intended to qualify as an incentive stock option under Section 422 of the Code.

         (k) "Incentives" mean the economic incentives listed in Section 5.04 that may be awarded under this Plan.

         (l) "Non-Employee Director" shall have the meaning set forth in Rule 16b-3(b)(3) as promulgated by the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended, or any successor definition adopted by the Commission.

         (m) "Non-Statutory Stock Option" means any Stock Option other than an Incentive Stock Option.

         (n) "Outside Director" means a director who (a) is not a current employee of the Company or any member of an affiliated group which includes the Company; (b) is not a former employee of the Company who receives compensation for prior services (other than benefits under a tax-qualified retirement plan) during the taxable year; (c) has not been an officer of the Company; (d) does not receive remuneration from the Company, either directly or indirectly, in any capacity other than as a director, except as otherwise permitted under Code
Section 162(m) and regulations thereunder. For this purpose remuneration includes any payment in exchange for goods or services. This definition shall be further governed by the provisions of Code Section 162(m) and regulations promulgated thereunder.

         (o) "Participant" means an employee or director of any member of the Group to whom an Incentive has been awarded.

         (p) "Plan" means this Center Bancorp, Inc. 1999 Stock Incentive Plan, as the same may be amended from time to time.

         (q) "Qualified Person" means a Participant's legal guardian or legal representative or a deceased Participant's heir or legatee who has a legal right to or in respect of an Incentive of that Participant.

         (r) "Restricted Stock Award" means an award of Shares by the Company to the Participant at a price that may be below Fair Market Value, or without payment to the Company, but which are subject to restrictions on sale and other transfer and are subject to forfeiture.

         (s) "Share" means a share of Common Stock.

         (t) "Stock Option" means an Incentive Stock Option or a Non-Statutory Stock Option.



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         SECTION 3.  Administration.
                     --------------

         3.01. The Committee. The Plan shall be administered by a Committee consisting of not less than two persons appointed by the Board from among its members. A person may serve on the Committee only if he or she is a Non-Employee Director and an Outside Director. Committee members shall serve at the pleasure of the Board.

         The Committee shall have the power and authority to grant to eligible employees, pursuant to the terms of the Plan, Stock Options and Restricted Stock Awards.

         In particular, the Committee shall have the authority:

                  (i) to select the officers and other key employees of the Group to whom Stock Options and/or Restricted Stock Awards may from time to time be granted hereunder;

                  (ii) to determine whether and to what extent Incentive Stock Options, Non-Statutory Stock Options and Restricted Stock Awards, or a combination of the foregoing, are to be granted hereunder; and

                  (iii) to determine the terms and conditions, not inconsistent with the terms of the Plan, of any award granted hereunder (including, but not limited to, any restriction on any Stock Option or Restricted Stock Award and/or the Shares relating thereto).

         The Committee shall have the authority to adopt, alter and repeal such administrative rules, guidelines and practices governing the Plan as it shall, from time to time, deem advisable; to interpret the terms and provisions of the Plan and any award issued under the Plan (and any agreements relating thereto); and to otherwise supervise the administration of the Plan.

         All decisions made by the Committee pursuant to the provisions of the Plan shall be final and binding on all persons, including the Company and Participants.

         SECTION 4.  Eligibility.
                     -----------

         4.01. Designation of Employees. All employees of any member of the Group, including officers and directors who are employees, are eligible to receive Incentives under the Plan. Directors and officers who are not employees of any member of the Group may not receive Incentives under the Plan.

         4.02. Participants. The Committee may consider any factor in selecting Participants and in determining the type and amount of their Incentives, including, but not limited to, (a) the current or anticipated financial condition of the Group, (b) the contributions by the Participant to the Group and (c) the other compensation provided to the Participant. The Committee's award of an Incentive to a person in any year shall not require the Committee to award any Incentive to that person in any other year.


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         SECTION 5.  Shares Subject to the Plan.
                     --------------------------

         5.01. Number of Shares. Subject to Section 8.07, the aggregate number of Shares which may be issued under the Plan shall not exceed 179,000 Shares.

         5.02. Expiration and Cancellation. If an Incentive granted under the Plan expires, is terminated or is otherwise canceled before exercise, that Incentive and the related shares of Common Stock shall not apply toward the limits provided in Section 5.01. If Shares issued or awarded under this Plan are forfeited, canceled, terminated or reacquired by the Company, those forfeited, canceled, terminated or reacquired Shares shall not apply toward the limits provided in Section 5.01 and shall be available again for the grant of Incentives.

         5.03. Maintenance of Stock. Shares issued under the Plan shall be authorized and unissued shares or shares of treasury stock. The Company shall always maintain the number of such Shares at least equal to a number of Shares for which Incentives have been granted and remain outstanding and unexercised.

         5.04. Types of Incentive. Incentives may be granted in any one or any combination of the following forms: (a) Non-Statutory Stock Options (Section 6);
(b) Incentive Stock Options (Section 6); and (c) Restricted Stock Awards (Section 7).


         SECTION 6.  Stock Options.
                     -------------

         Each Stock Option granted under this Plan shall be subject to the following terms and conditions:

         6.01. Price. The option price per share shall be determined by the Committee; provided, however, that the option price shall not be less than the Fair Market Value on the Award Date of the Common Stock subject to the Stock Option.

         6.02. Number. The number of Shares subject to the Stock Option shall be determined by the Committee.

         6.03. Duration and time for exercise. The Award Date of a Stock Option shall be the date specified by the Committee, provided that such date shall not be before the date on which the Stock Option is actually awarded. The term of each Stock Option shall be determined by the Committee but shall not exceed ten
(10) years from the date of grant. Each Stock Option shall become exercisable at such time or times and in such amount or amounts during its term as shall be determined by the Committee at the time of grant. The Committee may accelerate the exercisability of any Stock Option. Unless otherwise specified by the Committee, once a Stock Option becomes exercisable, whether in full or in part, it shall remain so exercisable until its expiration, forfeiture, termination or cancellation.

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         6.04. Exercise. A Stock Option may be exercised, in whole or in part, by giving written notice to the Company (Attention: Chief Financial Officer) at its principal office or to such transfer agent as the Company may designate. The notice shall identify the Incentive being exercised and shall contain such other information and terms as the Committee may require. The notice shall be accompanied by full payment of the purchase price for the Shares (a) in United States dollars in cash or by check, (b) at the discretion of the Committee, by delivery of previously acquired Shares having a Fair Market Value equal on the date of exercise to the cash exercise price of the Stock Option, or (c) at the discretion of the Committee, by a combination of (a) and (b) above. As soon as practicable after receipt of the written notice, the Company shall deliver to the person exercising the Stock Option one or more certificates for the Shares.

         6.05. Incentive Stock Options. Notwithstanding anything in this Plan to the contrary, the following additional provisions shall apply to the grant of Incentive Stock Options:

         (a) The aggregate Fair Market Value on the Award Date of the Shares with respect to which Incentive Stock Options are exercisable for the first time by any Participant during any calendar year (under all plans of the Group) shall not exceed $100,000;

         (b) All Incentive Stock Options must be granted within ten (10) years from the date on which the Plan was adopted by the Board;

         (c) Unless exercised sooner, each Incentive Stock Option shall expire no later than ten (10) years after the Award Date for that Incentive Stock Option;

         (d) No Incentive Stock Option shall be granted to any Participant who, at the time that option is granted, owns (within the meaning of Section 422 of the Code) stock having more than 10% of the total combined voting power of all classes of stock of the Company or any member of the Group, unless the option price is equal to at least 110% of the Fair Market Value of the Shares subject to the option on the Award Date and the option is not exercisable later than five years from the Award Date;

         (e) Each Incentive Stock Option agreement referred to in Section 8.05 shall contain or be deemed to contain all provisions required in order to qualify those Stock Options as incentive stock options under Section 422 of the Code, and the provisions of this Plan shall be interpreted and construed to effect such treatment under that Section.




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         SECTION 7.  Restricted Stock Awards.
                     -----------------------

         Restricted Stock Awards shall be subject to the following terms and conditions:

         7.01. Number of Shares. The number of Shares to be issued by the Company to a Participant under a Restricted Stock Award shall be determined by the Committee.

         7.02. Sale Price. The Committee shall determine the prices, if any, at which Shares issued under a Restricted Stock Award shall be sold to a Participant, which prices may vary from time to time and among Participants and which may be below the Fair Market Value of Shares at the date of sale. The Shares of restricted stock awarded at a price must be paid for (a) in United States Dollars in cash or by check, (b) at the discretion of the Committee, by delivery of Shares having a Fair Market Value equal on the purchase date to the purchase price or (c) at the discretion of the Committee, by a combination of
(a) and (b) above.

         7.03. Restrictions. All Shares issued under a Restricted Stock Award shall be subject to such restrictions as the Committee may determine, which may include, but not be limited to, any or all of the following:

         (a) a prohibition against the sale, transfer, pledge, encumbrance or other disposition of the Shares. Such a prohibition shall lapse at the time or times that the Committee may determine (whether, for example, in annual or more frequent installments, at the time of the death, disability or retirement of the Participant, or otherwise); and

         (b) a requirement that the Participant forfeit all or any part of those Shares if the Participant's employment is terminated during any period in which those Shares are subject to restrictions or if the Participant fails to satisfy performance criteria approved by the Committee.

         7.04. Certificates. Shares issued under a Restricted Stock Award shall be registered in the name of the Participant and held in the custody of the Company until the restrictions thereon lapse. Each certificate for those Shares shall bear a legend in substantially the following form:

                  "The transfer of this certificate and the shares of Common Stock represented by it is subject to the terms and conditions (including conditions of forfeiture) contained in the Center Bancorp, Inc. 1999 Stock Incentive Plan (the "Plan") and an agreement entered into between the registered owner and Center Bancorp, Inc. (the "Company"). Copies of the Plan and agreement are on file in the office of the Secretary of the Company."

         7.05. End of Restrictions. After the restrictions have expired, certificates evidencing the Shares shall be delivered to the Participant free of the legend. The Shares, however, shall remain subject to any other restrictions stated in this Plan or in the agreement providing for that Incentive.

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         7.06. Stockholder Rights. Subject to the terms and conditions of the
Plan and any other restrictions determined by the Board and set forth in the agreement for the Restricted Stock Award, each Participant who receives Shares under a Restricted Stock Award shall have all of the rights of a stockholder during any period in which the Shares are subject to restrictions, including, but not limited to, the right to vote the Shares. Dividends on the Shares paid in cash or property shall be paid to the Participant. Dividends payable in Shares or other stock, however, shall be paid in restricted Shares subject to all provisions of this Section 7.

         SECTION 8.  General.
                     -------

         8.01. Effective date. This Plan shall be effective as of the date of its approval by the shareholders of the Company. If shareholder approval is not obtained within one year following the date the Plan is adopted by the Board, the Plan and any Incentives awarded thereunder shall be void ab initio.

         8.02. Duration. Unless the Plan is terminated earlier, the Plan shall terminate ten (10) years from the date on which the Plan is approved by shareholders of the Company. No Incentive or other rights under the Plan shall be granted thereafter. The Board, without further approval of the Company's stockholders, may at any time before that date terminate the Plan. After termination of the Plan, no further Incentives may be granted under the Plan. Stock Options granted before any such termination shall continue to be exercisable in accordance with the terms of the Option. Restricted Stock Awards granted before any such termination shall continue to vest in accordance with the terms of the Award.

         8.03. Non-transferability of Incentives; Exercise by Participant. No Incentive may be sold, pledged, assigned, encumbered, disposed of or otherwise transferred other than by will or the laws of descent and distribution. The Company shall not be required to recognize any attempted disposition by any Participant or Qualified Person. During a Participant's lifetime, such Participant's Stock Options are only exercisable by such Participant.

         8.04. Effects of Death, Disability, Termination of Employment. Notwithstanding any provision to the contrary herein or in any Incentive Agreement, the following provisions shall apply with respect to Stock Options held by a Participant at the termination of such Participant's employment with members of the Group in the event that such Participant's employment terminates as a result of death or Disability:

                  (a) If such employment terminates as a result of death, the Participant's estate shall have the right to exercise the Participant's Stock Options for a period ending on the earlier of the expiration dates of such Stock Options or one year from the date of termination of employment, provided that such Stock Options shall be exercisable by such estate only to the extent exercisable on the date of termination of employment.

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                  (b) If such employment terminates as a result of Disability, the Participant shall have the right to exercise his Stock Options for a period ending on the earlier of the expiration dates of such Stock Options or one year from the date that the Participant is notified that he will no longer be employed by any member of the Group (the "Notification Date"), provided that such Stock Options shall be exercisable by the Participant after termination of employment only to the extent exercisable on the Notification Date.

                  (c) If such employment terminates for any reason other than death or Disability, the Participant shall have the right to exercise his Stock Options for a period ending on the earlier of the expiration dates of such Stock Options or ninety days from the date of termination of employment, provided that such Stock Options shall be exercisable by the Participant after termination of employment only to the extent exercisable on the date of termination of employment.

         8.05. Incentive Agreements. The terms of each Incentive shall be stated in an agreement between the Company and the Participant in a form approved by the Committee. The Participant must execute and deliver the agreement to the Company as a condition to the effectiveness of the Incentive. All such agreements may contain all terms and conditions as the Committee considers advisable that are not inconsistent with the Plan, including, but not limited to, transfer restrictions, rights of first refusal, forfeiture provisions, representations and warranties of the Participant and provisions to ensure compliance with all applicable laws, regulations and rules as provided in
Section 8.06.

         8.06. Compliance with Law. The Company may determine, in its sole discretion, that it is necessary or desirable to list, register or qualify (or to update any listing, registration or qualification of) any Incentive or the Shares issuable or issued under any Incentive or this Plan on any securities exchange or under any federal or state securities law, or to obtain consent or approval of any governmental body as a condition of, or in connection with, the award of any Incentive, the issuance of Shares under any Incentive or this Plan, or the removal of any restrictions imposed on such Shares. If the Company makes such a determination, the Incentive shall not be awarded or the Shares shall not be issued or the restrictions shall not be removed, as applicable, in whole or in part, unless and until the listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Company. The Company's obligation to sell or issue Shares under an Incentive is subject to compliance with all applicable laws and regulations. The Committee, in its sole discretion, shall determine whether the sale and issue of Shares is in compliance with all applicable laws and regulations.

         8.07. Adjustment. If the outstanding Shares of Common Stock are increased or decreased or changed into or exchanged for a different number or kind of securities of the Company or of another corporation, by reason of reorganization, merger, consolidation, recapitalization, reclassification, stock split, combination of securities or dividend payable in corporate securities, then an appropriate adjustment shall be made by the Board in the number, kind and/or price of Shares for which Incentives may be granted under the Plan. In addition, the Board shall make appropriate adjustment in the number, kind and/or price of Shares as to which outstanding Incentives, or portions thereof then unexercised, shall be exercisable. In the event of any such adjustment, the exercise price of any Stock Option, the performance objectives, restrictions or other terms and conditions of any Incentive and the Shares issuable under any Incentive shall be adjusted as and to the extent appropriate, in the sole and absolute discretion of the Board, to provide each Participant with substantially the same relative rights before and after such adjustment to the extent practical.

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         8.08.  Withholding.

         (a) The Company shall have the right to withhold from any payments made under the Plan or to collect as a condition to any award, payment or issuance of Shares under the Plan any taxes required to be withheld by Federal, state or local law. Whenever a Participant is required to pay to the Company an amount required to be withheld under applicable tax laws in connection with a distribution of Shares or upon exercise of a Stock Option, the Participant may satisfy this obligation in whole or in part by electing (the "Election") to have the Company withhold from the distribution that number of Shares having a value equal to the amount required to be withheld. The value of the Shares to be withheld shall be based on the Fair Market Value of the Shares on the date on which the amount of tax to be withheld is determined ("Tax Date").

         (b) Each Election must be made before the Tax Date. The Committee may disapprove any Election, may suspend or terminate the right to make Elections, or may provide with respect to any Incentive that the right to make an Election shall not apply to that Incentive. An Election is irrevocable.

         8.09. No Right to Continued Employment. No Participant under the Plan shall have any right to continue in the employ of the Company or any member of the Group for any period of time because of his or her participation in the Plan.

         8.10. No Right as Stockholder. No Participant or Qualified Person shall have the rights of a stockholder with respect to the Shares covered by an Incentive unless a stock certificate is issued to that person for the Shares. No adjustment shall be made for cash dividends or similar rights for which the record date is before the date on which such stock certificate is issued.

         8.11. Amendment of the Plan. The Board may amend the Plan from time to time in such respects as the Board deems advisable. No such amendment, however, shall (a) change or impair an Incentive without the consent of the Participant or Qualified Person holding that Incentive, or (b) without the prior approval of the Company stockholders (i) increase the limits provided in Section 5.01 (except by adjustment under Section 8.07), (ii) change the class of persons eligible to receive Incentives under the Plan, or (iii) make any other change that requires approval of the Company stockholders under applicable law or to preserve the treatment of the Incentive Stock Options as such under Section 422 of the Code.

         8.12. Definition of Fair Market Value. Whenever "Fair Market Value" of Common Stock is to be determined for purposes of this Plan, it shall be determined as follows:

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                  (a) If the Common Stock is publicly traded at the time Fair
Market Value is to be determined under the Plan, "Fair Market Value" shall mean the average of the highest and lowest sales prices on the date of determination on the over-the-counter market as reported by NASDAQ or, if the Common Stock is then traded on a national securities exchange, the average of the highest and lowest sales prices on that date on the principal national securities exchange on which it is so traded; or

                  (b) If the Common Stock is not publicly traded at the time Fair Market Value is to be determined under the Plan, "Fair Market Value" shall be determined in good faith from time to time by the Committee.

         8.13. Acceleration; Exercise. Notwithstanding anything to the contrary set forth in the Plan, in the event that (x) the Company should adopt a plan of reorganization pursuant to which (i) it shall merge into, consolidate with, or sell substantially all of its assets to, any other corporation or entity or (ii) any other corporation or entity shall merge into the Company in a transaction in which the Company shall become a wholly-owned subsidiary of another entity, or
(y) the Company should adopt a plan of complete liquidation, then (I) all Stock Options granted hereunder shall be fully exercisable upon consummation of such event and (II) the Company may give a Participant written notice thereof requiring such Participant either (a) to exercise his or her Stock Options within thirty days after receipt of such notice, including all installments whether or not they would otherwise be exercisable at that date, (b) in the event of a merger or consolidation in which shareholders of the Company will receive shares of another corporation, to agree to convert his or her Stock Options into comparable options to acquire such shares, (c) in the event of a merger or consolidation in which shareholders of the Company will receive cash or other property (other than capital stock), to agree to convert his or her Stock Options into such consideration (in an amount representing the appreciation over the exercise price of such Stock Options) or (d) to surrender such Stock Options or any unexercised portion thereof.

         8.14 Investment Letter. If required by the Committee, each Participant shall agree to execute a statement directed to the Company, upon each and every exercise by such Participant of any Stock Options, that shares issued thereby are being acquired for investment purposes only and not with a view to the distribution thereof, and containing an agreement that such shares will not be sold or transferred unless either (1) registered under the Securities Act of 1933 and all applicable state securities laws, or (2) exempt from such registration in the opinion of Company counsel. If required by the Committee, certificates representing shares of Common Stock issued upon exercise of Stock Options shall bear a restrictive legend summarizing the restrictions on transferability applicable thereto.

         8.15. Fractional and Minimum Shares. In no event shall a fraction of a Share be purchased or issued under the Plan without Board approval. The Committee may specify a minimum number of Shares for which each Stock Option must be exercised.

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         8.16. Application of Funds. The proceeds received by the Company from the sale of Shares under the Plan shall be used for general corporate purposes.

         8.17. Other Incentives and Plans. Nothing in this Plan shall prohibit any member of the Group from establishing other employee incentives and plans.

         8.18. Governing Law. The validity and construction of the Plan and of each agreement evidencing Incentives shall be governed by the laws of the State of New Jersey, excluding the conflict-of-laws principles thereof.




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